ASCO Investor Event JUNE 6, 2022 Exhibit 99.1

This presentation contains certain forward-looking statements regarding the business of Mirati Therapeutics, Inc. ("Mirati"). Any statement describing Mirati's goals, expectations, financial or other projections, intentions or beliefs, development plans and the commercial potential of Mirati's drug development pipeline, including without limitation adagrasib (selective KRASG12C inhibitor), sitravatinib (TAM receptor inhibitor), MRTX1719 (MTA cooperative PRMT5 inhibitor), MRTX1133 (selective KRAS G12D inhibitor), and MRTX0902 (SOS1 inhibitor), is a forward-looking statement and should be considered an at-risk statement. Such statements are subject to risks and uncertainties, particularly those challenges inherent in the process of discovering, developing and commercialization of new drug products that are safe and effective for use as human therapeutics, and in the endeavor of building a business around such drugs. Mirati's forward-looking statements also involve assumptions that, if they never materialize or prove correct, could cause its results to differ materially from those expressed or implied by such forward-looking statements. Although Mirati's forward-looking statements reflect the good faith judgment of its management, these statements are based only on facts and factors currently known by Mirati. As a result, you are cautioned not to rely on these forward-looking statements. These and other risks concerning Mirati's programs are described in additional detail in Mirati's quarterly reports on Form 10-Q and annual reports on Form 10-K, which are on file with the U.S. Securities and Exchange Commission (the “SEC”) available at the SEC's Internet site (www.sec.gov). Mirati assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law. June 5, 2022 Safe Harbor Statement

Our Vision Unified for patients, our vision is to unlock the science behind the promise of a life beyond cancer. Our Mission To discover, design and deliver breakthrough therapies to transform the lives of patients with cancer and their loved ones.

Developing Novel Oncology Therapies, Including Two Registration-Enabling Programs in Large NSCLC Patient Populations

IO Resistance	KRAS Selective Inhibition		Synthetic Lethality
Sitravatinib Inhibitor of TAM and VEGFR2	**Adagrasib (MRTX849) G12C selective inhibitor**	**G12D selective (MRTX1133) and other KRAS selective inhibitors**	**MRTX1719 MTA Cooperative PRMT5 Inhibitor**
NSCLC, Others	NSCLC, CRC, Others	Pancreatic, CRC, Others	NSCLC, Others

Operational and commercial synergies across portfolio, particularly in NSCLC

Advancing **targeted novel oncology research platform:** KRAS mutant inhibition and KRAS signaling modifiers (e.g., SOS1)

$1.3B in cash, cash equivalents and short-term investments as of 3/31/22

NSCLC = non-small cell lung cancer; CRC = colorectal cancer; IO = immuno-oncology; IND = investigational new drug; P = phase; MTA = methylthioadenosine; MTAP = methylthioadenosine phosphorylase; TAM = TYRO3, AXL and MER; VEGFR2 = vascular endothelial growth factor receptor 2

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Mirati's Pipeline Spans Multiple Novel Targeted Oncology Programs

Compound	Indication	Development Approach	Lead Optimization	IND-enabling	Phase 1/1b	Phase 2	Phase 3	Status
Adagrasib ***KRAS G12C Inhibitor***	2L NSCLC	Monotherapy	*K-1: P2 registration-enabling* *K-12: P3 confirmatory trial, randomized vs. docetaxel*					• PDUFA date: December 14, 2022 • Phase 2 NSCLC and CNS data at ASCO 2022
		POC Combo: SHP2, SOS1, CDK4/6, Pan-EGFR, EGFR	*Multiple: POC combination trials*					• Readouts initiating in 2023
	1L NSCLC	Monotherapy: STK11 co-mutations and TPS <1%	*K-1: STK11 co-mutations* *K-7 (1 Arm): <1% TPS*					• Additional clarity on monotherapy regulatory pathway in 2H 2022
		Combo: Pembrolizumab (PD-1)	*K-7 (2 Arms): <1% TPS and ≥1% TPS*					• Phase 2 update in 2H:2022 • Phase 3 initiation by YE 2022
	2L CRC	Combo: Cetuximab (EGFR)	*K-10: Combination with cetuximab vs. FOLFIRI or FOLFOX*					• Phase 3 initiated in 1H:2021
	3L+ CRC and Pancreatic	Monotherapy Combo: Cetuximab (EGFR)	*K-1: P1b and P2 monotherapy* *K-1: P1b and P2 combination*					• Additional clarity on next steps for tumors other than NSCLC in 2H 2022
Sitravatinib ***Multi Kinase Inhibitor***	2/3L NS-NSCLC	PD-1	SAPPHIRE – Combination with *nivolumab vs. docetaxel*					• Phase 3 interim analysis of OS in Q4:2022
	2/3L S + NS-NSCLC	PD-1	*Tislelizumab Combinations (BeiGene)*[1]					• Phase 3 initiated Q3:2021 by BeiGene
MRTX1719 ***MTA cooperative PRMT5 Inhibitor***	MTAP-deleted Cancers	Monotherapy						• Initial clinical data in 2023
MRTX1133 ***KRAS G12D Inhibitor***	Pancreatic, CRC, NSCLC	Monotherapy and combination						• IND in 2H:2022
Additional KRAS pathway preclinical programs	Solid Tumors	MRTX0902 (SOS1 Inhibitor)						• IND in 2H:2022
	Solid Tumors	Other KRAS mutations						• Development candidate in 2022

K = KRYSTAL (adagrasib trials); POC = proof of concept; NSCLC = non-small cell lung cancer; CRC = colorectal cancer; OS = overall survival; IND = investigational new drug; NDA = new drug application; TPS = tumor proportion score; ORR = objective response rate; MTAP = methylthioadenosine phosphorylase; CNS = central nervous system. 1. BeiGene is currently conducting certain combination studies of sitravatinib + tislelizumab for solid tumor indications in their territory in Asia (ex-Japan). These trials include a P3 trial in non-squamous and squamous NSCLC randomized vs. docetaxel, as well as proof-of-concept trials in hepatocellular carcinoma, renal cell carcinoma, ovarian cancer and gastric cancers.

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Adagrasib (KRASG12C Selective Inhibitor): Cohort A Phase 2 Registrational Data

Adagrasib (MRTX849) is a Differentiated $KRAS^{G12C}$ Inhibitor

- $KRAS^{G12C}$ mutations act as oncogenic drivers and occur in ~14% of patients with NSCLC (adenocarcinoma)[1]
  - Approximately 27–42% of patients with $KRAS^{G12C}$-mutated NSCLC have CNS metastases at diagnosis[2,3]

- Adagrasib, a covalent inhibitor of $KRAS^{G12C}$, was optimized for desired properties of a $KRAS^{G12C}$ inhibitor, including a long half-life (~24 hours), dose-dependent PK and CNS penetration[4,5]
- In the FIH Phase 1/1b trial of adagrasib in patients with $KRAS^{G12C}$-mutated NSCLC (n=15), the ORR was 53.3%, median DOR was 16.4 months, and median PFS was 11.1 months[6]
- Adagrasib demonstrated CNS penetration and CNS tumor regressions in preclinical models.[7] In a preliminary analysis in a Phase 1b cohort evaluating adagrasib in patients with NSCLC and active, untreated CNS metastases (n=2):[7]
  - Mean $K_{p,uu}$ value was 0.47
  - Regression of CNS metastases was observed in both patients

LU99Luc $KRAS^{G12C}$ Brain Metastases Model[7]

Vehicle


D13
D18
D21
D25
D34

Adagrasib (100 mg/kg BID)


D13
D18
D21
D25
D34

- Clinical activity with adagrasib has been shown in patients with various $KRAS^{G12C}$-mutated solid tumors, including NSCLC, CRC, PDAC, ovarian and endometrial cancers, and other GI cancers[5,8–10]

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KRYSTAL-1: Adagrasib (MRTX849) $KRAS^{G12C}$ Inhibitor in NSCLC

KRYSTAL-1 (849-001) Phase 2 Cohort A Study Design

Phase 2
NSCLC Monotherapy Treatment

Key Eligibility Criteria

- NSCLC with $KRAS^{G12C}$ mutation[a]
- Unresectable or metastatic disease
- Prior treatment with a PD-1/L1 inhibitor in combination or in sequence with chemotherapy
- Treated, stable CNS metastases were allowed

Adagrasib 600 mg BID (Capsule, Fasted)

Study Objectives

- Primary endpoint: ORR (RECIST 1.1) per BICR
- Secondary endpoints: DOR, PFS, OS, safety

Here we report data from a registrational Phase 2 cohort evaluating adagrasib 600 mg BID in previously treated patients with NSCLC harboring a $KRAS^{G12C}$ mutation (N=116)

Enrollment period, January 2020 to December 2020

[a]$KRAS^{G12C}$ mutation detected in tumor tissue by sponsor-approved local laboratory testing
ClinicalTrials.gov. NCT03785249

8

Demographics and Baseline Characteristics aAmong the enrolled patients, 113 (97%) had adenocarcinoma and 3 (3%) had squamous histology; 103 patients (89%) had metastatic disease and 13 (11%) had locally advanced disease; bMissing, n=1; c78 patients (67%) had received checkpoint inhibitor therapy as their immediate prior line of therapy Adagrasib Monotherapy (N=116)a Median age (range), years 64 (25–89) Female sex, n (%) 65 (56%) Race, n (%) White Black or African American Asian / Other 97 (84%) 9 (8%) 5 (4%) / 5 (4%) ECOG PS, n (%)b 0 / 1   18 (16%) / 97 (84%) Smoking history, n (%) Never smoker Current smoker / former smoker   5 (4%) 11 (10%) / 100 (86%) Prior lines of systemic therapy, n (%) 1 2 3+ 50 (43%) 40 (35%) 26 (22%) Prior platinum-based therapy and/or checkpoint inhibitor therapy, n (%)c Received prior platinum-based therapy only Received both   2 (2%) 114 (98%) Baseline metastases, n (%) Bone CNS Adrenal Liver 46 (40%) 24 (21%) 22 (19%) 19 (16%) KRYSTAL-1: Adagrasib (MRTX849) KRASG12C Inhibitor in NSCLC

KRYSTAL-1: Adagrasib (MRTX849) $KRAS^{G12C}$ Inhibitor in NSCLC

Adagrasib in Previously Treated Patients with $KRAS^{G12C}$-mutated NSCLC:
Tumor Response by BICR

Efficacy Outcome	Adagrasib Monotherapy (n=112)[a]
Objective response rate, n (%)	48 (43%)
Best overall response, n (%)	
Complete response	1 (1%)
Partial response	47 (42%)
Stable disease	41 (37%)
Progressive disease	6 (5%)
Not evaluable	17 (15%)
Disease control rate, n (%)	89 (80%)

- 17 patients were not evaluable due to having received post-baseline scans too early (n=3) or study withdrawal prior to first scheduled assessment (n=14)[b]
- For evaluable patients (on treatment and who had a scan at ~6 weeks[c]), ORR was 51% (48/95)

[a]Full analysis set as per BICR excludes 4 patients who did not have measurable disease at baseline; [b]Due to reasons of: withdrawal by patient (n=5), AEs (n=3; 2 patients experienced AEs not related to treatment, 1 patient experienced a TRAE), global deterioration of health (n=3), death (n=2), non-compliance (n=1); [c]6 weeks ± 10 days

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Data as of October 15, 2021 (median follow-up: 12.9 months)

Adagrasib in Previously Treated Patients with KRASG12C-mutated NSCLC: Best Tumor Change From Baseline All results are based on BICR. Responses include target lesion tumor regression, as well as non-target lesion assessment Data as of October 15, 2021 (median follow-up: 12.9 months) Objective responses were observed in 43% (95% CI, 33.5–52.6); DCR was 80% (95% CI, 70.8–86.5) Responses were deep with 75% of responders achieving >50% tumor reduction Evaluable Patients 40 20 0 -20 -40 -60 -80 -100 Maximum % Change From Baseline Complete response Partial response Stable disease Progressive disease Responses KRYSTAL-1: Adagrasib (MRTX849) KRASG12C Inhibitor in NSCLC

Adagrasib in Previously Treated Patients with KRASG12C-mutated NSCLC: Duration of Response All results are based on BICR. The median duration of treatment was 5.7 months (range, 0.03–19.6) Data as of October 15, 2021 (median follow-up: 12.9 months) Median TTR was 1.4 months (range, 0.9–7.2) Median DOR was 8.5 months (95% CI, 6.2–13.8) Treatment is ongoing in 50% (24/48) of patients who experienced a response, and 33% (16/48) are still in response Death First response (confirmed PR or CR) Disease progression Treatment ongoing Evaluable Patients Time, months 0 2 4 6 8 10 12 14 16 18 20 KRYSTAL-1: Adagrasib (MRTX849) KRASG12C Inhibitor in NSCLC

Adagrasib in Previously Treated Patients with KRASG12C-mutated NSCLC: Progression-Free Survival Median PFS was 6.5 months (95% CI, 4.7–8.4) 0 Event-free Probability Censored 0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 1.0 3 6 9 12 15 18 21 112 No. at risk 72 45 30 13 6 1 0 Time (months) 52% 29% All results are based on BICR Data as of October 15, 2021 (median follow-up: 12.9 months) KRYSTAL-1: Adagrasib (MRTX849) KRASG12C Inhibitor in NSCLC

Adagrasib in Previously Treated Patients with KRASG12C-mutated NSCLC: Overall Survival All results are based on BICR. As of October 15, 2021, median OS was 11.7 months (95% CI, 9.2–NE); median follow-up: 12.9 months) Data as of January 15, 2022 (median follow-up: 15.6 months) Median OS was 12.6 months (95% CI, 9.2–19.2) 6-month OS: 71% (95% CI, 61.1–78.3) 12-month OS: 51% (95% CI, 40.9–60.0) Survival Probability Time (months) 71% 51% 24 3 6 9 15 18 21 12 98 74 60 29 10 3 0 116 49 No. at risk Censored 0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 1.0 0 KRYSTAL-1: Adagrasib (MRTX849) KRASG12C Inhibitor in NSCLC

Treatment-Related Adverse Events aOccurring in >20% of patients (any grade), TRAEs occurring in >15% of patients were anemia (21 [18%]), amylase increase (20 [17%]) and QT prolongation (19 [16%]); bPercentage of patients who experienced dose reductions: 400 mg BID (33%), 600 mg QD (11%), 200 mg BID/400 mg QD (14%) Data as of October 15, 2021 (median follow-up: 12.9 months) Adagrasib Monotherapy (N=116) Capsule, Fasted TRAEs, n (%) Any Grade Grades 3–4 Any TRAEs 113 (97%) 50 (43%) Most frequent TRAEsa, n (%) Diarrhea 73 (63%) 1 (<1%) Nausea 72 (62%) 5 (4%) Vomiting 55 (47%) 1 (<1%) Fatigue 47 (41%) 5 (4%) ALT increase 32 (28%) 5 (4%) Blood creatinine increase 30 (26%) 1 (<1%) AST increase 29 (25%) 4 (3%) Decreased appetite 28 (24%) 4 (3%) Grade 1–2 TRAEs occurred in 53% of patients There were 2 grade 5 TRAEs (cardiac failure [n=1] and pulmonary hemorrhage [n=1]) TRAEs led to dose reduction in 60/116 (52%) patientsb and to dose interruption in 71/116 (61%) patients TRAEs led to discontinuation of study drug in 8/116 (7%) patients KRYSTAL-1: Adagrasib (MRTX849) KRASG12C Inhibitor in NSCLC

Adagrasib (KRASG12C Selective Inhibitor): Pooled Analysis of 600mg BID NSCLC – Phase 1/1b + Phase 2

KRYSTAL-1: Adagrasib (MRTX849) KRASG12C Inhibitor in NSCLC Pooled Analysis: Registrational Phase 2 and Phase 1/1b NSCLC Cohorts of KRYSTAL-1 Evaluating Adagrasib at 600mg BID Dose Baseline characteristics of patients across both cohorts included in pooled analysis were generally consistent The safety and tolerability observed in this pooled analysis was consistent with findings reported in the registration-enabling Phase 2 (Cohort A) for adagrasib in patients with advanced NSCLC Previously treated NSCLC with KRAS G12C mutation 600mg BID dose Phase 2 Registrational Cohort (Cohort A) Phase 1/1b Cohort KRYSTAL-1 Pooled Analysis (n=132) KRYSTAL-1: Adagrasib (MRTX849) KRASG12C Inhibitor in NSCLC

All results are based on BICR Data as of October 15, 2021 Adagrasib Monotherapy in Previously-Treated NSCLC: Tumor Response Pooled dataset: Phase 1b/2 Patients with NSCLC Enrolled at 600mg BID KRYSTAL-1: Adagrasib (MRTX849) KRASG12C Inhibitor in NSCLC Efficacy Outcome Adagrasib Monotherapy, 600 mg BID Pooled (N=128) Objective response rate, n (%) 56 (44%) Best overall response, n (%) Confirmed complete response Confirmed partial response Stable disease Progressive disease Not evaluable   3 (2%) 53 (41%) 47 (37%) 7 (6%) 18 (14%) Disease control rate, n (%) 103 (81%) Median DOR was 12.5 months (95% CI, 7.3–NE) 3 0 0 6 9 12 15 18 21 24 50 56 No. at risk 35 25 14 8 3 0 0.2 0.4 0.6 0.8 1.0 Time (months) Proportion with Response Censored

PFS results are based on BICR aData as of October 15, 2021; bData as of January 15, 2022 Adagrasib Monotherapy in Previously-Treated NSCLC: Survival Outcomes Pooled dataset: Phase 1b/2 Patients with NSCLC Enrolled at 600mg BID KRYSTAL-1: Adagrasib (MRTX849) KRASG12C Inhibitor in NSCLC Progression-Free Survivala Overall Survivalb Median PFS was 6.9 months (95% CI, 5.4–9.8) Median OS was 14.1 months (95% CI, 9.2–19.2) Censored 3 6 0 0 9 12 15 18 21 24 27 83 128 No. at risk 54 39 22 12 5 3 2 0 0.2 0.4 0.6 0.8 1.0 Time (months) PFS Probability 3 6 0 0 9 12 15 18 21 24 30 27 111 132 No. at risk 85 70 59 39 19 11 5 2 0 0.2 0.4 0.6 0.8 1.0 Time (months) Survival Probability Censored

Adagrasib (KRASG12C Selective Inhibitor): Cohort A Subset Analysis

Adagrasib in Previously Treated Patients with KRASG12C-mutated NSCLC: Exploratory Subgroup Analyses All results are based on BICR. Dot size indicates sample size. Note that for the 3 patients with squamous NSCLC: 1 patient had a BOR of PR, 2 patients had a BOR of SD Data as of October 15, 2021 (median follow-up: 12.9 months) Male Female < 65 years ≥ 65 years 1 > 1 Chemotherapy + IO Combination Sequential IO and Chemotherapy Never Smoker Current Smoker Former Smoker 0 1 Yes No Yes No Yes No Yes No n/N (95% CI) 48/112 (34–53) 22/50 (30–59) 26/62 (30–55) 29/59 (36–63) 19/53 (23–50) 14/47 (17–45) 34/65 (40–65) 31/79 (28–51) 16/31 (33–70) 3/5 (15–95) 1/11 (0–41) 44/96 (36–56) 9/18 (26–74) 38/93 (31–52) 10/24 (22–63) 38/88 (33–54) 17/34 (32–68) 31/78 (29–52) 19/47 (26–56) 29/65 (32–58) 5/23 (8–44) 43/89 (38–59) 0 Objective Response and 95% CI 10 20 30 40 50 60 70 80 90 100 43 44 42 49 36 30 52 39 52 60 9 46 50 41 42 43 50 40 40 45 22 48 Subgroups Baseline ECOG PS Liver Metastases at Baseline CNS Metastases at Baseline Bone Metastases at Baseline Adrenal Metastases at Baseline Overall Gender Age Group No. of Prior Systemic Regimens Prior Systemic Regimen Smoking History KRYSTAL-1: Adagrasib (MRTX849) KRASG12C Inhibitor in NSCLC

Adagrasib in Previously Treated Patients with KRASG12C-mutated NSCLC: Intracranial Response in Patients with Treated, Stable CNS Metastasesa Target lesions: all measurable lesions (size ≥5 mm) with ≤5 lesions in total, and representative of all involved organs; non-target lesions: all non-measurable lesions and measurable lesions not identified as target lesions aAmong patients with adequately treated, stable CNS metastases, 33 patients were radiographically evaluable (i.e., had a baseline and on-treatment brain scan for evaluation), of whom 27 (82%) received radiation prior to adagrasib treatment (59% <3 months before study entry and 37% ≥6 months before study entry); bOne patient with tumor shrinkage of 8% was deemed to be ‘not evaluable’ as the post-baseline scan was performed too early for evaluation; cPatients with target lesions may have also had non-target lesions Data as of December 31, 2021 (median follow-up: 15.4 months) IC ORR by modified RANO-BM was 33% (95% CI, 18–52); median IC DOR was 11.2 months (95% CI, 3.0–NE) IC DCR was 85% (95% CI, 68–95); median IC PFS was 5.4 months (95% CI, 3.3–11.6) Evaluable Patients with Target Lesions at Baseline (n=13) 20 0 -20 -40 -60 -80 -100 Maximum % Change From Baseline PD Best Overall Response Overall (n=33)b Patients with Non-target Lesions Only (n=19) Patients with Target Lesions (n=13)c IC ORR, n (%) 11 (33%) 4 (21%) 7 (54%) Complete response 5 (15%) 4 (21%) 1 (8%) Partial response 6 (18%) - 6 (46%) Stable disease 17 (52%) 13 (68%) 4 (31%) IC DCR, n (%) 28 (85%) 17 (89%) 11 (85%) PD SD SD SD SD PR PR PR PR PR PR CR KRYSTAL-1: Adagrasib (MRTX849) KRASG12C Inhibitor in NSCLC

Adagrasib in Previously Treated Patients with KRASG12C-mutated NSCLC: Pre-specified Correlative Analyses All results are based on BICR aPD-L1 was centrally tested Data as of October 15, 2021 (median follow-up: 12.9 months) ORR in Patients Harboring KRASG12C Co-mutations ORR by PD-L1 Subgroupsa PD-L1 Expression 0 Response Rate (%) 10 20 30 40 50 60 Tri-mutation STK11 WT 47.9% 23/48 MT 40.5% 17/42 KEAP1 WT 51.7% 31/60 MT 28.6% 6/21 TP53 WT 41.7% 25/60 MT 51.4% 18/35 CDKN2A WT 44.9% 22/49 MT 58.3% 7/12 STK11 MT/ KEAP1 MT 35.7% 5/14 70 80 90 0 Response Rate (%) 10 20 30 40 50 60 70 80 90 <1% 46.8% 22/47 1–49% 44.4% 12/27 ≥50% 41.7% 5/12 44% 11/25 STK11 MT/ KEAP1 WT 55.9% 19/34 STK11 WT/ KEAP1 WT 14.3% 1/7 STK11 WT/ KEAP1 MT KRYSTAL-1: Adagrasib (MRTX849) KRASG12C Inhibitor in NSCLC

Adagrasib (KRASG12C Selective Inhibitor): Active, Untreated CNS Metastases (KRYSTAL-1)

KRYSTAL-1: Adagrasib (MRTX849) KRAS^{G12C} Inhibitor in Active, Untreated CNS Metastases

KRYSTAL-1 (849-001) Phase 1b: *Active, Untreated CNS Metastases Cohort*

KRYSTAL-1: Multi-cohort Phase 1/2 Study
Phase 1b

Key Eligibility Criteria

- Solid tumors with KRAS^{G12C} mutation[a]
- Unresectable or metastatic disease
- Active, untreated CNS metastases[b]
  - Asymptomatic, neurologically stable brain lesions, including focal leptomeningeal disease, and cerebellar metastases, but excluding brainstem (midbrain, pons, and medulla) metastases

Adagrasib 600 mg BID (Capsule, Fasted)

Study Objectives

- Safety
- Intracranial and systemic activity via BICR (mRANO-BM,[c] RECIST 1.1)
- Adagrasib concentration in CSF (measured when feasible)

Here we report the first data for a KRAS^{G12C} inhibitor in patients with NSCLC harboring a KRAS^{G12C} mutation and active, untreated CNS metastases at baseline (N=25)

[a]KRAS^{G12C} mutation detected in tumor tissue and/or ctDNA per protocol; [b]Previously irradiated lesions were only considered as target lesions if there was unequivocal progression post-radiation; [c]Modifications: ≥5 mm lesions, corticosteroid use monitored per concomitant medications, ECOG PS (rather than Karnofsky Performance Scale)
ClinicalTrials.gov. NCT03785249

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Demographics and Baseline Characteristics aMissing baseline data, n=1 Data as of December 31, 2021 (median follow-up: 6.6 months) Adagrasib Monotherapy (N=25) Median age (range), years 66 (47–89) Female sex, n (%) 13 (52%) Race, n (%) White Black or African American Asian / Other 21 (84%) 1 (4%) 1 (4%) / 2 (8%) ECOG PS, n (%) 0 / 1   7 (28%) / 18 (72%) Smoking history, n (%) Never smoker / Current or former smoker   1 (4%) / 24 (96%) Number of baseline CNS lesions,a n (%) Target: 0 / 1 / 2–5 / >5 Non-target: 0 / 1 / 2–5 / >5 5 (20%) / 12 (48%) / 7 (28%) / 0 6 (24%) / 7 (28%) / 10 (40%) / 1 (4%) Prior lines of systemic therapy,a n (%) 0 1 2 3+ 3 (12%) 12 (48%) 5 (20%) 4 (16%) KRYSTAL-1: Adagrasib (MRTX849) KRASG12C Inhibitor in Active, Untreated CNS Metastases

KRYSTAL-1: Adagrasib (MRTX849) $KRAS^{G12C}$ Inhibitor in Active, Untreated CNS Metastases

Patient Disposition


Enrolled (N=25)
Excluded (n=1)
(no baseline scan sent to central reader)[a]
Brain scans by central read at baseline (n=24)
Excluded (n=5)
(no on-study brain scan [n=1],
d/c prior to on-study scan [n=4])[b]
Radiographically evaluable (≥1 on-study scan) (n=19)
Non-target lesions only (n=4)
Target ± non-target lesions (n=15)

Target lesions: all measurable lesions (size ≥5 mm) with ≤5 lesions in total, and representative of all involved organs; non-target lesions: all evaluable lesions and measurable lesions not identified as target lesions
[a]Patient new to study so no scan completed before cut-off; [b]Due to reasons of: AEs (n=2), patient withdrawal (n=1), death (n=1)
Data as of December 31, 2021 (median follow-up: 6.6 months)

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Adagrasib in Patients with Active, Untreated CNS Metastases: Intracranial Response by BICR All results are based on BICR (mRANO-BM) aIncludes patients with target ± non-target lesions; bIncludes patients in clinically evaluable population with ≥1 post-baseline assessment; cUnconfirmed (n=1), confirmed CR after data cut-off; dNot evaluable (n=1) due to scans being too early (100% regression in target lesions) Data as of December 31, 2021 (median follow-up: 6.6 months) Efficacy Outcome Patients with Non-target Lesions Only (n=4) Patients with Target Lesions (n=15)a Overall (n=19)b Objective response rate, n (%) 2 (50%) 4 (27%) 6 (32%) Best overall response, n (%) Complete response (CR) Partial response (PR) Stable disease (SD) Progressive disease (PD) Not evaluable 2 (50%) 0 2 (50%) 0 0 1 (7%) 3 (20%)c 8 (53%) 2 (13%) 1 (7%)d   3 (16%) 3 (16%)c 10 (53%) 2 (11%) 1 (5%)d Disease control rate, n (%) 4 (100%) 12 (80%) 16 (84%) KRYSTAL-1: Adagrasib (MRTX849) KRASG12C Inhibitor in Active, Untreated CNS Metastases

Adagrasib in Patients with Active, Untreated CNS Metastases: Intracranial Best Tumor Change From Baseline All results are based on BICR (mRANO-BM criteria). Only patients with target lesions and ≥1 post-baseline scans are shown; 1 patient not evaluable for best overall response due to scans being too early (100% regression in target lesions) *Unconfirmed at data cut-off, confirmed CR after data cut-off; †SD due to non-target lesion progression; ‡Unconfirmed CR due to no subsequent scan; §PD due to new lesions aIncludes patients with target and non-target lesions Data as of December 31, 2021 (median follow-up: 6.6 months) Objective IC responses were observed in 32% (95% CI, 12.6–56.6)a IC DCR was 84% (95% CI, 60.4–96.6) Maximum % Change from Baseline 20 0 -20 -40 -60 -80 -100 SD SD SD SD SD SD SD† SD‡ PD PR* PR PR CR PD§ KRYSTAL-1: Adagrasib (MRTX849) KRASG12C Inhibitor in Active, Untreated CNS Metastases

Adagrasib in Patients with Active, Untreated CNS Metastases: Concordance of Intracranial and Systemic Disease Control All results are based on BICR (mRANO-BM, RECIST 1.1) Systemic responses in clinically evaluable population with ≥1 post-baseline assessment (n=19) aConfirmed after data cut-off; bUnconfirmed at data cut-off, confirmed CR after data cut-off; cUnconfirmed at data cut-off, BOR of SD after data cut-off Data as of December 31, 2021 (median follow-up: 6.6 months) Efficacy Outcome Intracranial BOR Systemic BOR Patient 1 PR PRa Patient 2 SD PRa Patient 3 SD SD Patient 4 SD SD Patient 5 SD PR Patient 6 PD SD Patient 7 SD PR Patient 8 PR SD Patient 9 PD PD Patient 10 CR SD Efficacy Outcome Intracranial BOR Systemic BOR Patient 11 SD SD Patient 12 SD PR Patient 13 CR SD Patient 14 SD SD Patient 15 PRb PRc Patient 16 SD PD Patient 17 CR PR Patient 18 NE NE Patient 19 SD NE Concordant disease control Discordant disease control Concordance between systemic and intracranial disease control was 88% (14/16) Systemic ORR by RECIST v1.1 was 37% (95% CI, 16.3–61.6); systemic DCR 79% (95% CI, 54.4–93.9) KRYSTAL-1: Adagrasib (MRTX849) KRASG12C Inhibitor in Active, Untreated CNS Metastases

Adagrasib in Patients with Active, Untreated CNS Metastases: Duration of Treatment All results are based on BICR (mRANO-BM criteria) *IC BOR of PD, systemic BOR of PD; †IC BOR of PD, systemic BOR of SD; aSystemic mDOR of confirmed responses was 9.6 months (95% CI, 2.7–9.6); bMedian systemic PFS was 5.6 months (95% CI, 3.8–11.0) Data as of December 31, 2021 (median follow-up: 6.6 months) Median IC DOR was not reached (95% CI, 4.1–NE)a Median IC PFS was 4.2 months (95% CI, 3.8–NE)b; median OS had not been reached KRYSTAL-1: Adagrasib (MRTX849) KRASG12C Inhibitor in Active, Untreated CNS Metastases

Adagrasib in Patients with Active, Untreated CNS Metastases From Sabari JK, et al. Clin Cancer Res. 2022 Two patients had CSF collected, with an average Kp,uu of 0.47; this exceeds values for TKIs for which both CNS penetration and antitumor activity in CNS metastases has been demonstrated9 Baseline Post Cycle 2 Cerebrospinal fluid 34.6 nM (20.9 ng/mL) Kp,uu = 0.42 Baseline Post Cycle 2 Cerebrospinal fluid 24.2 nM (14.6 ng/mL) Kp,uu = 0.51 KRYSTAL-1: Adagrasib (MRTX849) KRASG12C Inhibitor in Active, Untreated CNS Metastases

KRYSTAL-1: Adagrasib (MRTX849) KRAS^{G12C} Inhibitor in Active, Untreated CNS Metastases

Adagrasib: Patient Case with Active, Untreated CNS Metastases

62-year-old male, former smoker with metastatic KRAS^{G12C}-mutant NSCLC

August 2019	Stage IIIA KRAS^{G12C}-mutant NSCLC diagnosis
September 2019	Neoadjuvant cisplatin and pemetrexed +/- pembrolizumab (blinded clinical trial, neoadjuvant)
December 2019	R1 resection; right upper lobectomy ypT1cN2, 70% viable tumor, positive margins
March 2020	PORT and concurrent carboplatin/paclitaxel
November 2020	Recurrent metastatic disease to pelvis and brain, s/p XRT to pelvis and GK SRS to 4 brain metastases
February 2021	New brain metastases, not previously radiated
March 2021	Adagrasib 600 mg BID (C1D1), Reduced to 400 mg BID (C2D1)
April 2021	Intracranial PR (-38%) at first on-study scan
August 2021	Intracranial CR (-100%)
May 2022	Best overall response of intracranial confirmed CR Currently in Cycle 22

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KRYSTAL-1: Adagrasib (MRTX849) KRAS^{G12C} Inhibitor in Active, Untreated CNS Metastases

Adagrasib: Patient Case with Active, Untreated CNS Metastases

62-year-old male, former smoker with metastatic KRAS^{G12C}-mutant NSCLC

- August 2019 — Stage IIIA KRAS^{G12C}-mutant NSCLC diagnosis
- September 2019 — Neoadjuvant cisplatin and pemetrexed +/- pembrolizumab (blinded clinical trial, neoadjuvant)
- December 2019 — R1 resection; right upper lobectomy ypT1cN2, 70% viable tumor, positive margins
- March 2020 — PORT and concurrent carboplatin/paclitaxel
- November 2020 — Recurrent metastatic disease to pelvis and brain, s/p XRT to pelvis and GK SRS to 4 brain metastases
- February 2021 — New brain metastases, not previously radiated
- March 2021 — Adagrasib 600 mg BID (C1D1), Reduced to 400 mg BID (C2D1)
- April 2021 — Intracranial PR (-38%) at first on-study scan
- August 2021 — Intracranial CR (-100%)
- May 2022 — Best overall response of intracranial confirmed CR Currently in Cycle 22

Baseline and post-treatment scans


November 2020

34

KRYSTAL-1: Adagrasib (MRTX849) KRAS^{G12C} Inhibitor in Active, Untreated CNS Metastases

Adagrasib: Patient Case with Active, Untreated CNS Metastases

62-year-old male, former smoker with metastatic KRAS^{G12C}-mutant NSCLC

- **August 2019** — Stage IIIA KRAS^{G12C}-mutant NSCLC diagnosis
- **September 2019** — Neoadjuvant cisplatin and pemetrexed +/- pembrolizumab (blinded clinical trial, neoadjuvant)
- **December 2019** — R1 resection; right upper lobectomy ypT1cN2, 70% viable tumor, positive margins
- **March 2020** — PORT and concurrent carboplatin/paclitaxel
- **November 2020** — Recurrent metastatic disease to pelvis and brain, s/p XRT to pelvis and GK SRS to 4 brain metastases
- **February 2021** — New brain metastases, not previously radiated
- **March 2021** — Adagrasib 600 mg BID (C1D1), Reduced to 400 mg BID (C2D1)
- **April 2021** — Intracranial PR (-38%) at first on-study scan
- **August 2021** — Intracranial CR (-100%)
- **May 2022** — Best overall response of intracranial confirmed CR Currently in Cycle 22

Baseline and post-treatment scans


February
2021

35

KRYSTAL-1: Adagrasib (MRTX849) $KRAS^{G12C}$ Inhibitor in Active, Untreated CNS Metastases

Adagrasib: Patient Case with Active, Untreated CNS Metastases

62-year-old male, former smoker with metastatic $KRAS^{G12C}$-mutant NSCLC

August 2019	Stage IIIA $KRAS^{G12C}$-mutant NSCLC diagnosis
September 2019	Neoadjuvant cisplatin and pemetrexed +/- pembrolizumab (blinded clinical trial, neoadjuvant)
December 2019	R1 resection; right upper lobectomy ypT1cN2, 70% viable tumor, positive margins
March 2020	PORT and concurrent carboplatin/paclitaxel
November 2020	Recurrent metastatic disease to pelvis and brain, s/p XRT to pelvis and GK SRS to 4 brain metastases
February 2021	New brain metastases, not previously radiated
March 2021	Adagrasib 600 mg BID (C1D1), Reduced to 400 mg BID (C2D1)
April 2021	Intracranial PR (-38%) at first on-study scan
August 2021	Intracranial CR (-100%)
May 2022	Best overall response of intracranial confirmed CR Currently in Cycle 22

Baseline and post-treatment scans


February 2021
April 2021

36

Adagrasib: Patient Case with Active, Untreated CNS Metastases February 2021 April 2021 April 2022 Adagrasib 600 mg BID (C1D1), Reduced to 400 mg BID (C2D1) March 2021 Best overall response of intracranial confirmed CR Currently in Cycle 22 May 2022 Intracranial PR (-38%) at first on-study scan April 2021 Intracranial CR (-100%) August 2021 New brain metastases, not previously radiated February 2021 Select TRAEs of relevance: Grade 2 increased ALT/AST Grade 1 GI-related events (diarrhea, nausea, vomiting) Intermittent grade 1 increased blood creatinine Grade 3 lymphopenia KRYSTAL-1: Adagrasib (MRTX849) KRASG12C Inhibitor in Active, Untreated CNS Metastases

Treatment-Related Adverse Events aOccurring in ≥20% of patients (any grade) Data as of December 31, 2021 (median follow-up: 6.6 months) Adagrasib Monotherapy (N=25) Capsule, Fasted TRAEs, n (%) Any Grade Grade 3 Any TRAEs 24 (96%) 9 (36%) Most frequent TRAEs,a n (%) Nausea 20 (80%) 2 (8%) Diarrhea 20 (80%) 0 Vomiting 11 (44%) 3 (12%) AST increase 10 (40%) 1 (4%) ALT increase 9 (36%) 2 (8%) Fatigue 8 (32%) 0 Anemia 6 (24%) 0 Blood alkaline phosphatase increase 6 (24%) 1 (4%) Blood creatinine increase 6 (24%) 0 Decreased appetite 6 (24%) 0 Dizziness 5 (20%) 2 (8%) Dysgeusia 5 (20%) 0 Grade 1–2 TRAEs occurred in 60% of patients No grade 4/5 TRAEs TRAEs led to dose reduction/interruption in 12 (48%) patients and discontinuation in 1 (4%) patient CNS-specific TRAEs included dizziness and grade 1/2 aphasia and insomnia (4%, n=1) KRYSTAL-1: Adagrasib (MRTX849) KRASG12C Inhibitor in Active, Untreated CNS Metastases

Adagrasib (KRASG12C Selective Inhibitor): First-Line NSCLC

Mirati is Pursuing Multiple Approaches to First Line Therapy in NSCLC

COMBINATION THERAPY

Broad 1L NSCLC patient population addressable through combination development approaches

POOR PROGNOSIS POPULATIONS REPRESENT A POTENTIAL PATHWAY FOR ACCELERATED APPROVAL


ALL ADDRESSABLE 1L NSCLC PATIENTS with KRAS^{G12C} Mutation
~30%-40%
~25%-35%

TPS <1%

STK11 CO-MUTATION

MONOTHERAPY

Patients with TPS scores < 1% or KRAS^{G12C}/STK11 co-mutations have a poor prognosis on SoC and represent a combined **> 40%** of 1L NSCLC patients

B. Ricciuti et al., "Diminished Efficacy of Programmed Death-(Ligand)1 Inhibition in STK11- and KEAP1-Mutant Lung Adenocarcinoma Is Affected by KRAS Mutation Status", J. Thorac. Oncol., 2021 (in press); H. West et al., Annals Oncol. 31, S817 (2020); TPS = tumor proportion score; NSCLC = non-small cell lung cancer; ORR = overall response rate; PFS = Progression Free Survival; SOC = standard of care

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a One additional patient experienced a 49% tumor regression, which allowed for tumor resection prior to achieving RECIST-defined confirmed response; bn=1 patient PD-L1 status was unknown Data as of January 15, 2022 Phase 1b Adagrasib 400 mg BID with Pembrolizumab in Treatment Naïve KRASG12C-Mutated NSCLC: Efficacy Outcomes in Most Mature Dataset KRYSTAL-1 (849-001): Adagrasib (MRTX849) KRASG12C Inhibitor ± Pembrolizumab in NSCLC First response Death Treatment ongoing PR SD PR PR PR SD SD Maximum % Change from Baseline 0 16 14 12 10 8 6 4 2 Duration of Treatment (Months) Best Tumor Change from Baseline (n=7) Duration of Treatment (n=7) †Treatment ongoing *Confirmed response PR†* SD SD† PR†* PR†* SD PR* 57% (4/7) ORR a; Responses were observed in 1/1 patients with PD-L1 TPS ≥50%, 2/3 patients with PD-L1 TPS 1–49%, and 1/2 patients PD-L1 <1%b Median duration of treatment was 12.9 months (range, 1.9–13.3) Median DOR was NR (95% CI, NE–NE), Median PFS was NR (95% CI, 3.6–NE) There were no TRAEs leading to dose discontinuation

KRYSTAL-7 (849-007): Adagrasib (MRTX849) $KRAS^{G12C}$ Inhibitor ± Pembrolizumab in NSCLC

KRYSTAL-7 (849-007): A Phase 2 Trial of Adagrasib, Alone or in Combination With Pembrolizumab, in Patients with Advanced NSCLC with $KRAS^{G12C}$ Mutation

Key Eligibility Criteria

- Advanced, unresectable or metastatic NSCLC with $KRAS^{G12C}$ mutation based on sponsor-approved test
- No prior systemic therapy for locally advanced/metastatic disease
- No active brain metastases


PD-L1 TPS <1%
R
1:1
Cohort 1a
Adagrasib 400 mg BID + pembrolizumab
Cohort 1b
Adagrasib 600 mg BID
PD-L1 TPS ≥1%
Cohort 2
Adagrasib 400 mg BID + pembrolizumab

Outcome Measures

Primary: ORR (RECIST 1.1)

Secondary: PFS, DOR, 1-year survival rate, OS, safety, PK

Adagrasib administered PO QD, in 3-weekly cycles; pembrolizumab, 200 mg Q3W
BID, twice-daily; DOR, duration of response; NSCLC, non–small-cell lung cancer; ORR, objective response rate; OS, overall survival; PD-L1, programmed death ligand-1; PFS, progression-free survival; PK, pharmacokinetics; PO, orally; QD, every day; Q3W, every 3 weeks; RECIST, Response Evaluation Criteria In Solid Tumors; TPS, tumor proportion score.

ClinicalTrials.gov. NCT04613596. Accessed May 31, 2022.

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aPooled data from Cohorts 1a and 2; bOccuring in >10% of patients Data as of April 1, 2022 1L Adagrasib 400 mg BID with Pembrolizumab in KRASG12C-Mutated NSCLC: Treatment-Related AEs KRYSTAL-7 (849-007): Adagrasib (MRTX849) KRASG12C Inhibitor ± Pembrolizumab in NSCLC There were no grade 5 TRAEs TRAEs resulted in treatment discontinuations in 1/37 (2.7%) of patients Adagrasib 400 mg BID + Pembrolizumaba Grade 1/2 (N=37) Grade 3/4 (N=37) Any treatment-related AEb, n (%) 12 (32.4%) 16 (43.2%) Diarrhea 10 (27.0%) 1 (2.7%) Nausea 8 (21.6%) 4 (10.8%) Amylase increased 8 (21.6%) 0 Fatigue 7 (18.9%) 1 (2.7%) ALT increased 6 (16.2%) 2 (5.4%) AST increased 6 (16.2%) 2 (5.4%) Blood alkaline phosphatase increased 6 (16.2%) 0 Decreased appetite 5 (13.5%) 0 Edema peripheral 4 (10.8%) 0 Vomiting 4 (10.8%) 0 Lipase increased 3 (8.1%) 5 (13.5%)

1L Adagrasib 400 mg BID with Pembrolizumab in KRASG12C-Mutated NSCLC: Efficacy Outcomes KRYSTAL-7 (849-007): Adagrasib (MRTX849) KRASG12C Inhibitor ± Pembrolizumab in NSCLC an=20; one additional patient with a TPS score of <1% did not have post baseline scan at time of data cutoff Data as of April 1, 2022 ORR was 77% (7/9) in patients with PD-L1 TPS ≥50%, and 50% (4/8) in patients with PD-L1 TPS 1–49% PRu PD-L1 TPS Group: TPS <1% TPS 1–49 TPS ≥50% First response (PR or better) Disease progression Treatment ongoing PD-L1 TPS Group: TPS <1% TPS 1–49% TPS ≥50% -100 -80 -60 -40 -20 0 20 40 60 †Treatment ongoing *Confirmed response PRu† PR†* PR†* PR†* PRu† PRu† PRu† PRu† PRu† PRu† PRu† PD SD† SD SD† SD† SD† SD† SD SD† Maximum % Change from Baseline SD PRu PRu PRu PRu SD SD SD SD SD PD PRu PR PRu PRu PR SD SD PR 0 2 4 6 8 Duration of Treatment (Months) Median duration of treatment: 2.1 months (range, 0.9–5.2) Best Tumor Change from Baselinea Duration of Treatmenta

KOL Perspective – Dr. Alexander Spira, M.D., Ph.D., FACP, Co-Director, Virginia Cancer Specialists Research Institute

Adagrasib (KRASG12C Selective Inhibitor): Conclusions and Next Steps

Adagrasib demonstrated promising clinical activity and a manageable safety profile in patients with previously treated KRASG12C-mutated NSCLC, including NSCLC-relevant molecular subsets Adagrasib is the first KRASG12C inhibitor to demonstrate clinical activity in patients with treated and untreated CNS metastases Encouraging and durable CNS-specific activity established Adagrasib is under regulatory review for accelerated approval by FDA and EMA Phase 3 confirmatory study ongoing and expected to be fully enrolled in 1H 2023 Preliminary findings support moving forward with 400 mg BID dose of adagrasib in combination with full dose pembrolizumab in 1st Line NSCLC Phase 2 KRYSTAL-7 update expected in 2H:2022 at an appropriate medical conference Promising profile emerging across multiple tumor types beyond NSCLC, including CRC, pancreatic and other GI tumors Conclusions and Future Directions

ASCO Investor Event JUNE 6, 2022